UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2016

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices and zip code)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On September 7, 2016, Western Refining Logistics, LP, a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership, and Barclays Capital Inc., as representative of the underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Partnership, and purchase by the Underwriters, of 7,500,000 common units representing limited partner interests in the Partnership (the “Common Units” and the issuance and sale of the Common Units, the “Offering”). The Partnership has also granted the Underwriters a 30-day option to purchase up to 1,250,000 additional Common Units on the same terms.

The Common Units are being offered and sold under the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-204437) declared effective by the Securities and Exchange Commission on June 8, 2015 (the “Registration Statement”), and are described in a Prospectus Supplement dated September 7, 2016 (the “Prospectus Supplement”) to the Prospectus dated June 8, 2015, which is included in the Registration Statement.

The closing of the Offering is expected to occur on September 13, 2016, subject to customary closing conditions.

As more fully described in the Prospectus Supplement, certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On September 7, 2016, the Partnership issued a press release announcing the pricing of the Offering. A copy of the press release relating to the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 7, 2016, by and among Western Refining Logistics, LP, Western Refining Logistics GP, LLC and Barclays Capital Inc., as representative of the Underwriters.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	Press Release of Western Refining Logistics, LP. issued September 7, 2016, relating to the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Karen B. Davis
Name:	Karen B. Davis
Title:	Executive Vice President and Chief Financial Officer

Date: September 13, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 7, 2016, by and among Western Refining Logistics, LP, Western Refining Logistics GP, LLC and Barclays Capital Inc., as representative of the Underwriters.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	Press Release of Western Refining Logistics, LP. issued September 7, 2016, relating to the Offering.